UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2022

EQT CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-3551	25-0464690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

625 Liberty Avenue, Suite 1700, Pittsburgh, Pennsylvania 15222

(Address of principal executive offices, including zip code)

(412) 553-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	EQT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced, on September 6, 2022, EQT Corporation (“EQT”) and its wholly owned subsidiary, EQT Production Company (the “Buyer” and, together with EQT, the “EQT Parties”), entered into a Purchase Agreement (the “Purchase Agreement”) with THQ Appalachia I, LLC (the “Upstream Seller”), THQ-XcL Holdings I, LLC (the “Midstream Seller” and, together with the Upstream Seller, the “Sellers”) and the subsidiaries of the Sellers named on the signature pages thereto pursuant to which the EQT Parties have agreed to acquire (the “Acquisition”) the Sellers’ upstream oil and gas assets and gathering and processing assets through the Buyer’s acquisition of all of the issued and outstanding membership interests of each of THQ Appalachia I Midco, LLC and THQ-XcL Holdings I Midco, LLC.

In connection with the Acquisition, the EQT Parties and the ultimate parent entities of the to-be-acquired interests and assets (the “Parties”) each filed premerger notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with the U.S. Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice on September 16, 2022. The Parties have each received a request for additional information and documentary materials (the “Second Request”) from the FTC in connection with the FTC’s review of the Acquisition. Issuance of the Second Request extends the waiting period imposed by the HSR Act until 30 days after the Parties have substantially complied with the Second Request, unless that period is terminated sooner by the FTC. EQT plans to respond to the Second Request and to continue to work cooperatively with the FTC in its review of the Acquisition.

Completion of the Acquisition remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Purchase Agreement. Pursuant to the Purchase Agreement, subject to certain exceptions provided therein, if the expiration or termination of all waiting periods imposed under the HSR Act has not been obtained by December 5, 2022, either the Buyer or the Sellers may terminate the Purchase Agreement if the Acquisition has not closed by December 30, 2022 (the “Outside Date”). Although there can be no assurance of the ultimate outcome, the EQT Parties and the Sellers have begun discussions regarding a potential amendment to the Purchase Agreement in connection with an extension of the Outside Date.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements can be identified by words such as “anticipates,” “believes,” “forecasts,” “plans,” “estimates,” “expects,” “should,” “will” or other similar expressions. The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQT has based these forward-looking statements on current expectations and assumptions about future events, taking into account all information currently available to EQT. While EQT considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQT’s control. Any forward-looking statement speaks only as of the date on which such statement is made, and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

Date: December 2, 2022	By:	/s/ William E. Jordan
	Name:	William E. Jordan
	Title:	Executive Vice President, General Counsel and Corporate Secretary